NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated July 11, 2011
to the Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Small Cap Value Fund

1.	Effective immediately, the reference to the portfolio managers for Epoch under the section entitled “Portfolio Management – Portfolio Managers” on page 27 is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
William W. Priest	Chief Executive Officer, Co-Chief Investment Officer and the cofounder of Epoch	Since April 2004
David N. Pearl	Executive Vice President, Co-Chief Investment Officer and Lead Portfolio Manager	Since April 2004
Michael A. Welhoelter, CFA	Managing Director and Portfolio Manager	Since June 2005
Janet Navon	Managing Director and Co-Portfolio Manager	Since February 2007

2.	Effective immediately, the paragraph following “Portfolio Management” on pages 58-59 that relates to the NVIT Multi-Manager Small Cap Value Fund for Epoch is deleted and replaced with the following:

The primary portfolio managers for the portion of the Fund managed by Epoch are William W. Priest, David N. Pearl, Michael A. Welhoelter, CFA and Janet Navon. Mr. Priest is the Chief Executive Officer, Co-Chief Investment Officer and the cofounder of Epoch. Prior to co-founding Epoch in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC (“Steinberg Priest”) from March 2001 to April 2004. Mr. Priest’s role with respect to managing the Fund is that of Epoch’s Chief Investment Officer overseeing strategy and risk management. Mr. Pearl joined Epoch in April 2004 and is an Executive Vice President, Co-Chief Investment Officer and Portfolio Manager. Mr. Pearl’s role with respect to managing the Fund is as lead portfolio manager. Mr. Welhoelter joined Epoch in June 2005 and serves as a Managing Director and Portfolio Manager. From October 2001 to June 2005, he was a Director and Portfolio Manager at

Columbia Management Group, Inc. Mr. Welhoelter’s role with respect to managing the Fund is quantitative research and risk management.  Ms. Navon joined Epoch in [insert month] 2007 and serves as a Managing Director, Co-Portfolio Manager and Director of Research for Epoch’s Global Small Cap strategy. Prior to joining Epoch, Ms. Navon was a Senior Analyst and Co-Portfolio Manager at Steinberg Asset Management.

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